                            SCHEDULE 14A INFORMATION
                   Proxy Statement Under Section 14(a) of the
                         Securities Exchange Act of 1934


Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]
Check the appropriate box:

[ ]  Preliminary Proxy Statement              [ ]  Confidential, for Use of the
                                                   Commission Only (as permitted
                                                   by Rule 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Under ss.240.14a-12

                           JACKSONVILLE BANCORP, INC.

                (Name of Registrant as Specified in its Charter)

                                 Not Applicable

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14(a)-6(i)(1) and 0-11.
     1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     3) Per unit price or other underlying value of transaction computed under Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
     4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------

     5)  Total Fee Paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     1)  Amount Previously Paid:

        ------------------------------------------------------------------------
     2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
     3)  Filing Party:

        ------------------------------------------------------------------------
     4)  Date Filed:

        ------------------------------------------------------------------------

                                              [ LOGO ]Jacksonville Bancorp, Inc.



April 2, 2002




Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., which will be held on Wednesday, April 24, 2002, beginning at 11:00 a.m., Eastern Time. The meeting will be held at the Humana Building, 76 South Laura Street, 7th Floor, Jacksonville, Florida, 32202. The purpose of the meeting is to consider and vote upon the proposals explained in the notice and the proxy statement.

A formal notice describing the business to come before the meeting, a proxy statement, and a proxy card are enclosed. We have also enclosed our 2001 Annual Report on Form 10-K for your review, which contains detailed information concerning our 2001 financial performance and activities.

It is important that your shares be represented at the Annual Meeting. Whether or not you plan to attend the Annual Meeting in person, please vote your shares by completing, signing, and dating the enclosed proxy card, and returning it in the postage paid envelope provided. If you later decide to attend the Annual Meeting and vote in person, or if you wish to revoke your proxy for any reason before the vote at the Annual Meeting, you may do so and your proxy will have no further effect.

Sincerely,



/s/ Donald E. Roller
-----------------------
Donald E. Roller
Chairman of the Board

                           JACKSONVILLE BANCORP, INC.
                        76 South Laura Street, Suite 104
                          Jacksonville, Florida 32202


--------------------------------------------------------------------------------
                      NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


To the Holders of Common Stock:

Notice is hereby given that the Annual Meeting of Shareholders of Jacksonville Bancorp, Inc., will be held on Wednesday, April 24, 2002, at 11:00 a.m., Eastern Time, at The Humana Building, 76 South Laura Street, 7th Floor, Jacksonville, Florida, 32202, to consider and act upon the following matters:

      1.    Election of five of our directors; and

      2.    Adoption of an amendment to our stock option plan; and

      3. Such other business as may properly come before the Annual Meeting or any adjournment(s) thereof.

Only shareholders of record of our common stock at the close of business on March 22, 2002, are entitled to receive notice of, and to vote on, the business that may come before the Annual Meeting.

Whether or not you plan to attend the meeting, please complete, sign, date, and return the enclosed proxy card as promptly as possible in the provided postage paid envelope to our transfer agent. You may revoke the proxy at any time before it is exercised by following the instructions set forth on the first page of the accompanying proxy statement.



BY ORDER OF THE BOARD OF DIRECTORS


/s/ Cheryl L. Whalen
-------------------------
Cheryl L. Whalen
Corporate Secretary




April 2, 2002

                           JACKSONVILLE BANCORP, INC.
                        76 South Laura Street, Suite 104
                           Jacksonville, Florida 32202


--------------------------------------------------------------------------------
                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
--------------------------------------------------------------------------------


This proxy statement and the accompanying notice and proxy card are being furnished to you as a holder of Jacksonville Bancorp, Inc., common stock, $.01 par value, in connection with the solicitation of proxies by our Board of Directors for use at the Annual Meeting of Shareholders. The Annual Meeting will be held on Wednesday, April 24, 2002, beginning at 11:00 a.m. Eastern Time, at The Humana Building, 76 South Laura Street, 7th Floor, Jacksonville, Florida, 32202. This proxy statement, and the accompanying notice and proxy card, are first being mailed to holders of our common stock on or about April 2, 2002.

Unless the context requires otherwise, references in this statement to "we", "us", or "our" refer to Jacksonville Bancorp, Inc., its wholly owned subsidiary, The Jacksonville Bank, and the Bank's wholly owned subsidiary, Fountain Financial, Inc., on a consolidated basis. References to the "Company" denote Jacksonville Bancorp, Inc., and our wholly owned subsidiary, The Jacksonville Bank, is referred to as the "Bank".

                                VOTING OF PROXIES
                                -----------------

Shares represented by proxies properly signed and returned, unless subsequently revoked, will be voted at the Annual Meeting in accordance with the instructions marked on the proxy. If a proxy is signed and returned without indicating any voting instructions, the shares represented by the proxy will be voted FOR approval of the proposals stated in this proxy statement, and in the discretion of the holders of the proxies on other matters that may properly come before the Annual Meeting.

If you have executed and delivered a proxy, you may revoke such proxy at any time before it is voted by attending the Annual Meeting and voting in person, by giving written notice of revocation of the proxy, or by submitting a signed proxy bearing a later date. Such notice of revocation or later proxy should be sent to our transfer agent. In order for the notice of revocation or later proxy to revoke the prior proxy, our transfer agent must receive such notice or later proxy before the vote of shareholders at the Annual Meeting. Unless you vote at the meeting or take other action, your attendance at the Annual Meeting will not revoke your proxy.

                                VOTING PROCEDURES
                                -----------------

Our bylaws provide that a majority of the outstanding shares entitled to vote constitutes a quorum at a meeting of shareholders. Under the Florida Business Corporation Act (the "Act") and our articles of incorporation, directors are elected by a plurality of the votes cast in the election at a meeting at which a quorum is present. Other matters are approved if affirmative votes cast by the holders of the shares represented at a meeting at which a quorum is present exceed votes opposing the action, unless the Act or our articles of incorporation require a greater number of affirmative votes or voting by classes. Therefore, abstentions and broker non-votes have no effect under Florida law.

                                VOTING SECURITIES
                                -----------------

Our Board of Directors has fixed the close of business on March 22, 2002, as the record date for determining the holders of our common stock entitled to receive notice of, and to vote at, the Annual Meeting. At the close of business on March 22, 2002, there were issued and outstanding 1,169,086 shares of our common stock entitled to vote at the Annual Meeting, held by approximately 215 registered holders. As a holder of our common stock outstanding on March 22, 2002, you are entitled to one vote for each share held upon each matter properly submitted at the Annual Meeting.

                                     PURPOSE
                                     -------
We anticipate that our shareholders will act upon the following business at the meeting:

                        PROPOSAL 1: ELECTION OF DIRECTORS
                        ---------------------------------

The directors nominated for election at the 2002 Annual Meeting are Rudolph A. Kraft, R. C. Mills, Gilbert J. Pomar, III, Donald E. Roller, and Charles F. Spencer, in Class 2. The term of office of the Class 3 directors expires at the 2003 Annual Meeting and the term of office of the Class 1 directors expires at the 2004 Annual Meeting. Those directors elected as Class 2 directors at this Annual Meeting will have a term of office of three years, expiring at the 2005 Annual Meeting.

If elected, the nominees will constitute five of the 14 members of our Board of Directors. To be elected, each nominee must receive a plurality of the votes cast, which shall be counted as described in VOTING PROCEDURES. Unless you mark the accompanying proxy otherwise, the proxy will be voted FOR the election of Messrs. Kraft, Mills, Pomar, Roller, and Spencer. If any nominee should become unable to serve, which is not now anticipated, the persons voting the accompanying proxy may vote for a substitute in their discretion.

   OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.

Our articles of incorporation provide that our directors are divided into three classes. The following provides certain information with respect to each of our directors, including the nominees for director in Class 2. Except as otherwise indicated, each person has been or was engaged in his present or last principal occupation, in the same or a similar position, for more than five years. Directors Carter, Healey, Kowkabany, Kraft, Mills, Rose, Schultz, Spencer, Tavar, and Winfield became directors during our organizational period. Messrs. Pomar and Schwenck were appointed to the Board in March 1999; Mr. Gottlieb was appointed to the Board in July 1999; and Mr. Roller was appointed to the Board in August 1999. All directors serve on the Boards of both the Company and the Bank.

CLASS 2 DIRECTORS


NAME                           AGE   POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------  ----   ---------------------------------------------------------------------------------
Rudolph A. Kraft               66    President and Chief Executive Officer of Kraft Holdings, Inc., a Mercedes-Benz
                                     dealership in south Florida and real estate investment and rental company, from
                                     November 1988 until June 1998. He is part owner of Kraft Motorcar Company, Inc., in Gainesville, Florida, a Mercedes-Benz, Jeep, and Buick dealership. Mr. Kraft has served on the boards of a number of civic organizations. He also serves as a
                                     Trustee/Overseer of Lassel College in Newton, Massachusetts.

R. C. Mills                    64    Executive Vice President and Chief Operating Officer of Heritage Propane
                                     Partners, L.P., a national distributor of propane gas. Mr. Mills is a graduate of the University of Sarasota and resides in the Jacksonville area. Mr. Mills has an extensive business background and is experienced in business mergers and acquisitions, corporate finance, and personnel management.

Gilbert J. Pomar, III          41    President and Chief Executive Officer for both the Company and the Bank. Mr.
                                     Pomar joined us on March 10, 1999, and was previously employed by First Union
                                     National Bank in Jacksonville beginning in 1991. During his tenure with First
                                     Union, he was promoted to Senior Vice President/Commercial Lending Manager in
                                     1994 and head of Commercial Banking in 1996. Mr. Pomar's banking experience includes four years with Southeast Bank in West Palm Beach, Florida, as a Real
                                     Estate Workout Officer and four years with First Chicago in Miami, Florida, as a
                                     Commercial Real Estate Loan Officer. Mr. Pomar is active in various community efforts, including the United Way, Boy Scouts of America, and the American
                                     Cancer Society. He is a graduate of the University of Florida, where he earned his Bachelor of Science degree in Finance.

Donald E. Roller               64    Chairman of our Board of Directors. President and Chief Executive Officer of
                                     U.S. Gypsum Company from 1993 through 1996. He was also Executive Vice President of USG Corporation. Mr. Roller has had much experience in directorship positions, including having served as acting Chief Executive Officer and
                                     Chairman of the Audit Committee for Payless Cashways, Inc.

Charles F. Spencer             59    President of the International Longshoremen's Association, Local 1408, and
                                     Cottage Street Land Trust, Inc., in Jacksonville, Florida. In addition, Mr.
                                     Spencer is Vice President of the South Atlantic and Gulf Coast District of
                                     I.L.A., and Vice President at Large of the Florida AFL-CIO. Mr. Spencer is the
                                     Chairman of the Board for the Jacksonville Sports Development Authority
                                     appointed by the Mayor. He also serves on numerous other Boards, including
                                     United Way of Northeast Florida, the Committee of 100 of the Jacksonville
                                     Chamber of Commerce, the I. M. Sulzbacher Center for the Homeless, and Edward
                                     Waters College. Mr. Spencer is a former Board member of the Florida Community
                                     College at Jacksonville Foundation.

CLASS 3 DIRECTORS

NAME                           AGE   POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------  ----   ---------------------------------------------------------------------------------
D. Michael Carter, C.P.A.      49    Certified Public Accountant and a graduate of Florida State University. Mr.
                                     Carter has lived in Jacksonville, Florida, since 1975 and is the Managing
                                     Partner of an established accounting practice, Carter, Merolle & Company, P.A.
                                     Tax and audit clients include businesses, business owners and executives, as well as professionals. The practice also provides financial planning, investment and business counseling services. Before forming his firm in 1980, Mr. Carter had been a public accountant with two national accounting firms. Mr. Carter is a member of the American Institute of Certified Public Accountants and the Florida
                                     Institute of Certified Public Accountants. He is a Board member of Rotary Club of Oceanside and as a member of the Jacksonville Chamber of Commerce. Mr. Carter is a past Board member of the Ronald McDonald House, past president of the
                                     Rotary Club of East Arlington, past president of the Mandarin Business
                                     Association and past Board member of Leadership Jacksonville Alumni, Inc.

Melvin Gottlieb                56    Past Chief Executive Officer of Gottlieb's Financial Services, Inc., a
                                     subsidiary of Medaphis Corporation, which provides emergency physician reimbursement services. Mr. Gottlieb is active in the community acting as
                                     President for the Jacksonville Jewish Foundation, Vice President for River
                                     Garden Hebrew Home Foundation, Vice President for the Jewish Community Alliance,
                                     Vice President of the University of Florida Business Advisory Council, and
                                     Director of the I. M. Sulzbacher Center for the Homeless.


NAME                           AGE   POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------  ----   ---------------------------------------------------------------------------------
James M. Healey                44    Partner of Mint Magazine, Inc., and Chattanooga Mint, Inc., direct mail advertising firms. Before his association with Mint Magazine, Inc., Mr. Healey worked with Carnation Food Products, Inc., and International Harvester. Mr.
                                     Healey attended Purdue University where he received a Bachelor of Arts degree from Purdue's Business School with special studies in Marketing and Personnel.
                                     Mr. Healey has been a resident and an active member of the Jacksonville community since 1984.

John C. Kowkabany              59    A Jacksonville based real estate investor and consultant. Mr. Kowkabany has significant private and public sector experience. A resident of the city of
                                     Neptune Beach, he has been active in local government, serving as the City's
                                     Councilman from 1985 to 1989 and then two four-year terms as Mayor from 1989 to
                                     1997. Mr. Kowkabany's public sector experience has provided him with experience and knowledge regarding the local business and civic communities. For many years, Mr. Kowkabany has served with various civic and charitable organizations as an officer or a director. Mr. Kowkabany graduated with a Bachelor of Arts degree from Jacksonville University.

Bennett A. Tavar               44    Owner and President of Logical Business Systems, Inc., a computer sales and service firm located in Jacksonville, Florida. Mr. Tavar has been a resident of
                                     Jacksonville since 1982 and is active in a number of local civic organizations.

CLASS 1 DIRECTORS

NAME                           AGE   POSITIONS HELD AND PRINCIPAL OCCUPATIONS DURING THE PAST FIVE YEARS
----------------------------  ----   ---------------------------------------------------------------------------------

 John W. Rose                  52    A financial services executive, advisor, and investor for over 25 years. Mr.
                                     Rose is the Chief Financial Officer of Bay View Capital Corporation, a publicly held bank holding company headquartered in California, and the Founder/President of McAllen Capital Partners, Inc., a boutique firm providing a select range of financial, economic and management services, exclusively to the financial services industry. Mr. Rose is also a director of Lifeline Shelters, a manufacturer of mobile medical vans and Eastern Financial Corporation, a software company. Mr. Rose serves as a special advisor to F.N.B. Corporation
                                     (Hermitage, Pennsylvania), a financial services holding company. Mr. Rose is also a general partner and Chairman of the Investment Committee of Castle Creek
                                     Capital (California), a series of funds that invests in financial service companies. Before forming McAllen Capital Partners, Inc., Mr. Rose served in various capacities with the following Chicago-based firms: President, Livingston
                                     Financial Group; Senior Vice President, ABN/LaSalle National Bank; Associate,
                                     William Blair & Co.; Principal, Dwyer, Rose & Associates; and Vice President,
                                     First National Bank. Mr. Rose earned his undergraduate degree from Case Western
                                     Reserve University, and his M.B.A. from Columbia University.

John R. Schultz                38    A fourth generation native of Jacksonville, Florida. Mr. Schultz is Vice
                                     President of Schultz Investments, an investment management company. He is the
                                     Founder and Chairman of Schultz/Angelo Group, Inc., a commercial general contractor and is co-owner of Schultz, Foster and Addison Real Estate, Inc., a commercial real estate brokerage firm. Mr. Schultz is a graduate of The Bolles
                                     School and attended the University of Florida. Mr. Schultz is a director of numerous companies and community organizations, including Southeast-Atlantic
                                     Corporation (Canada Dry bottler/distributor for Florida and Georgia), MOSH
                                     (Jacksonville Museum of Science and History), Metro YMCA, St. Vincent's
                                     Foundation, and the Schultz Foundation.

Price W. Schwenck              59    Chief Executive Officer of the Company until April 26, 2000, and Chairman of the
                                     Board of Directors for the Bank. Mr. Schwenck is currently President and Chief
                                     Executive Officer of PCB Bancorp, Inc., a multibank holding company located in
                                     Pinellas County, Florida. He is also Chief Executive Officer of Premier
                                     Community Bank of Florida. Mr. Schwenck served as Regional President for First
                                     Union National Bank in Ft. Lauderdale, Florida, from 1988 to 1994, and in
                                     Jacksonville, Florida, from 1994 until he retired in 1999. Mr. Schwenck received his Bachelors degree and M.B.A. from the University of South Florida, and his
                                     M.S. from the University of Miami.

Gary L. Winfield, M.D.         44    A physician. Dr. Winfield has had an active family practice in Jacksonville
                                     Beach, Florida, since 1989, operating as Sandcastle Family Practice, P.A. Dr.
                                     Winfield has served as Vice President of Medical Affairs for Anthem Health Plans
                                     of Florida, a provider of health insurance. Dr. Winfield received his undergraduate degree from the University of Oklahoma and is a graduate of the
                                     College of Medicine at the University of Oklahoma.

          PROPOSAL 2: ADOPTION OF AN AMENDMENT TO THE STOCK OPTION PLAN
          -------------------------------------------------------------

On March 6, 2002, the Board approved a proposal to amend our stock option plan (the "Plan"). The proposed amendment increases the number of shares reserved for issuance under the Plan. Currently, the aggregate number of shares of common stock reserved for issuance upon exercise of options granted under the terms of the Plan may not exceed 152,599. We are requesting shareholder approval to increase the number of shares reserved for issuance upon exercise of options granted under the Plan by 15% of the total number of shares subscribed for in the current stock offering. If the current offering of 450,000 shares is fully subscribed, and this amendment is approved, we would be able to grant options under the Plan to purchase an additional 67,500 shares. If the total subscribed is less then 450,000 shares, the number of shares available for issuance under the Plan amendment would be commensurately reduced.

Options to purchase the additional shares that would become available upon adoption of the proposed amendment have not yet been granted to any directors, officers, or employees. We anticipate that a number of the shares available for issuance will be allocated to grant non-qualified stock options to our directors, who are not compensated for their service to us other than by the grant of options. The remaining shares will be utilized for option grants to attract talented new personnel and to reward existing officers and key employees.

The Board believes the Plan is an essential element in our ability to attract, retain, and award experienced directors. Due to the lack of other forms of compensation, an increase in the number of shares available under the Plan is necessary in order to retain our directors. The Board also considers options as an important tool to induce new executives to join our management team and to motivate current valued personnel to remain in our employ, thereby enhancing shareholder value.

In order to be adopted, the number of votes cast in favor of the amendment to the Plan at a meeting of shareholders where a quorum is present must exceed the number of votes cast against the amendment to the Plan. The accompanying proxy, unless otherwise specified, will be voted FOR the amendment of the Plan.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" ADOPTION OF THE AMENDMENT OF THE PLAN.

PURPOSE OF PLAN

Our stock option plan was adopted by the Board of Directors in September 1999 and was approved by the shareholders in April 2000. The purpose of the Plan is to advance our best interests by providing long-term incentives to directors, officers, and key employees. Directors, officers, and employees, who are designated by the committee empowered by the Board to handle compensation issues (the "Executive Committee"), are eligible to receive options under the Plan.

TYPES OF GRANTS

Options granted under the Plan may be either incentive stock options ("ISO's") or non-qualified stock options ("NSO's"). ISO's are options that afford favorable tax treatment to recipients and that do not normally result in tax deductions to the Company, and NSO's are options that do not afford recipients favorable tax treatment. Awards to directors may only be in the form of NSO's.

MATERIAL TERMS

The Plan provides that the option price per share must be at least the Fair Market Value of the common stock on the date the option is granted. The "Fair Market Value" on any date means the average of the high and low sales prices of the shares of common stock on that date on the principal national securities exchange on which such shares of common stock are listed or admitted to trading. If the shares are not so listed or admitted to trading, the Fair Market Value will be established in good faith by our Board of Directors, or in the case of ISO's, in accordance with Section 422 of the Internal Revenue Code ("the Code").

Options are exercisable in whole or in part after completion of such periods of service as the Executive Committee specifies when granting the options. In the absence of any such specification, 20% of the options become exercisable, or vest, on the first anniversary of the date of grant. On each of the next four anniversaries of the grant date, an additional 20% of the options become exercisable. Generally, options granted to our directors vest immediately, while options granted to officers and employees vest over three or five years. The term of the options shall not exceed ten (10) years from the date of grant. Option shares may be paid for in cash, shares of common stock, or a combination of both. The market value of the common stock as of March 25, 2002, was $10.10 per share.

The Board may discontinue the Plan at any time, and may amend it from time to time, but no amendment, without approval by shareholders, may (a) increase the total number of shares which may be issued under the Plan, except in connection with a reorganization, stock split, dissolution, merger, spin-off, or other change in capitalization; (b) change the class of employees to whom awards may be made; or (c) cause awards under the Plan to no longer comply with Rule 16b-3 of the Securities Exchange Act of 1934, as amended, (the "Exchange Act") or any other federal or state statutory or regulatory requirements. Subject to the terms of the Plan, the Executive Committee may modify outstanding awards or accept the surrender of outstanding awards and substitute new awards, provided that the modification does not adversely alter or impair any rights or obligations of any optionee without the optionee's consent, and does not constitute "repricing" as such term is defined in 17 CFR 229.402(i)(1).

TAX TREATMENT

The discussion which follows is a summary, based on current law, of some of the significant federal income tax considerations relating to awards under the Plan. The following summary of federal income tax consequences is not intended to be complete. There also may be state, local, and foreign income taxes applicable to the transactions. The following summary is based on present federal income tax law and existing and temporary regulations which are subject to change at any time.

NON-QUALIFIED STOCK OPTIONS. If an optionee receives NSO's, no income is realized at the time of the grant. If the exercise price is paid in cash, the optionee would realize ordinary income equal to the excess of the Fair Market Value of the shares acquired on the exercise date over the option price of the shares. Upon the sale of shares acquired by exercise of a NSO, the optionee would realize long-term or short-term capital gain or loss, depending on the holding period of the shares. Other rules apply if the optionee surrenders shares of common stock in payment of the exercise price of a NSO.

INCENTIVE STOCK OPTIONS. If an optionee is the recipient of ISO's, no income is realized at the time of the grant. No income is realized upon exercise of an ISO when the payment is made in cash. Other rules apply if the optionee surrenders shares of common stock in payment of the exercise price of an ISO.

If shares acquired upon exercise of an ISO are not disposed of within (i) two years from the date of grant of the ISO or (ii) within one year after the transfer of such shares to the recipient upon exercise (the "ISO Holding Period"), then no amount will be reportable as ordinary income. If a sale of the common stock occurs after the ISO Holding Period has expired, then any amount recognized which is more or less than the exercise price will be reportable as capital gain or capital loss.

A "disqualifying disposition" will result if shares acquired upon the exercise of an ISO are disposed of before the ISO Holding Period has expired. At the time of such a disposition, the optionee would recognize ordinary income equal to the amount by which the Fair Market Value of the option stock at the time of exercise (or if less, the amount realized at the time of disposition) exceeds the exercise price. If the amount realized is less than the exercise price, then no ordinary income will be recognized and the recognized loss will be reportable as capital loss. Any amount recognized in excess of the market value on the date of exercise will be reportable as capital gain.

If an ISO is exercised by an employee more than three months after termination of employment, the ISO will be treated as a NSO for federal income tax purposes. If employment is terminated due to disability, the three-month period is extended to one year. In the event of death, the ISO will be eligible for such treatment if it is exercised by legatees, personal representatives or distributees within one year of death, provided that the death occurred (i) during employment, (ii) within the one-year period following termination of employment on account of disability (assuming that the option agreement so provides), or (iii) within three months of termination of employment for reasons other than disability.

TAX CONSEQUENCES FOR US. Assuming that compensation is otherwise reasonable and that the statutory limitations on compensation deductions by publicly held companies imposed under Section 162(m) of the Code do not apply, we usually will be entitled to a business expense deduction at the time, and in the amount, that optionees recognize as ordinary compensation income in connection with an award, as described above. Unless an optionee engages in a disqualifying disposition, we will generally be allowed no deduction in connection with the exercise of an ISO.

As a result of Section 162(m) of the Code, our deduction for grants under the Plan may be limited to the extent that our Chief Executive Officer or other four most highly paid executive officers receive compensation exceeding $1,000,000 in any taxable year. Exceptions to this limitation are provided for performance-based compensation if certain requirements pertaining to shareholder and outside director approval (and related disclosure) are satisfied. The Plan is intended to comply with the provisions of Section 162(m) of the Code so that we will be able to deduct compensation income recognized in connection with awards.

                              DIRECTOR COMPENSATION
                              ---------------------

Other than the grant of stock options, we do not pay any compensation to members of the Board of Directors and Board Committees for their service to us.

                   BOARD OF DIRECTORS AND STANDING COMMITTEES
                   ------------------------------------------

During 2001, the Board held a total of 12 meetings. In 2001, all members of the Board attended at least 75% of all meetings of the Board and the committees on which they served.

Our Board of Directors maintains an Audit Committee, an Executive Committee, and a Corporate Governance Committee, which are described below. Our Board elects the members of these committees annually at the Board meeting immediately following the Annual Meeting. Under our bylaws, the Board of Directors is authorized to fill any vacancy on a committee.

The Audit Committee is responsible for the matters set forth in its written charter, a copy of which was attached to the proxy statement for the 2001 Annual Meeting. The Audit Committee held a total of four meetings in 2001. The members of the Audit Committee are Messrs. Roller (Chairman), Carter, Kowkabany, Rose, Schwenck, and Tavar.

The Executive Committee is responsible for defining and implementing our overall strategy and policies. The Executive Committee reviews and recommends to the Board the annual financial budget, including marketing plans, capital plans, major capital expenditures, and expansion plans. The Committee deals with legal matters, contracts, compliance and regulatory matters, and oversees compensation, employment issues, and personnel policies. The Executive Committee held a total of 11 meetings in 2001. The members of the Committee are Messrs. Kowkabany, Carter, Mills, Pomar, Roller, Rose (Chairman), and Schwenck.

The Corporate Governance Committee, which was formed in March 2002, is responsible for formulating policies governing the Board of Directors and its committees. The responsibilities include recommending new Board members, establishing criteria for membership on the Board, designating chairs and members of Board committees, setting dates for Board meetings, monitoring compliance with our bylaws and regulations governing public companies, and making recommendations regarding director compensation. The members of the Corporate Governance Committee are Messrs. Carter (Chairman), Kraft, Pomar, and Schultz.

                             AUDIT COMMITTEE REPORT
                             ----------------------

As set forth in its charter, the Audit Committee assists the Board by reviewing financial reports we provide to governmental bodies or the public, monitoring the adequacy of our internal controls regarding finance and accounting, reviewing our auditing, accounting, and financial reporting processes generally, and verifying the independence of our independent auditors. All auditors employed or engaged by us report directly to the Audit Committee. To fulfill its responsibilities, the Audit Committee recommends the selection of auditors, reviews the audit program on at least an annual basis to ensure the adequacy of its scope, and reviews all reports of auditors and examiners, as well as management's responses to such reports, to ensure the effectiveness of internal controls and the implementation of remedial action. The Audit Committee also recommends to the Board whether to include the audited financial statements in our Annual Report on Form 10-K.

In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing their relationships with us that might bear on their independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence, considered whether the provision of nonaudit services as discussed below was compatible with maintaining the auditors' independence, and satisfied itself as to their independence. The Audit Committee also discussed with management and the independent auditors the quality and adequacy of our internal controls, accounting function's organization, responsibilities, budget, and staffing. The Audit Committee further reviewed with the independent auditors their audit plans, audit scope, and identification of audit risks.

The Audit Committee discussed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees," and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements.

The Audit Committee reviewed and discussed our audited financial statements as of and for the year ended December 31, 2001, with management and the independent auditors. Management has the responsibility for preparation of our financial statements, and the independent auditors have the responsibility for examination of those statements.

Based on this review and the discussions with management and the independent auditors, the Audit Committee recommended to the Board that the audited financial statements be included in our Annual Report on Form 10-K for the year ended December 31, 2001, for filing with the Securities and Exchange Commission (the "SEC").

We have chosen to evaluate the independence of our directors based on the National Association of Securities Dealers' definition of an independent director. All members of the Audit Committee are independent directors as defined by the National Association of Securities Dealers.

D. Michael Carter, C.P.A.          John W. Rose
John C. Kowkabany                  Price W. Schwenck
Donald E. Roller (Chairman)        Bennett A. Tavar

AUDIT FEES. We will pay a total of $13,000 to Hacker, Johnson & Smith, P.A., for services rendered in connection with the audit of our financial statements for the fiscal year ended December 31, 2001, as well as $2,500 per quarter for interim financial statement review.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES. There were no fees paid to Hacker, Johnson & Smith, P.A., for financial information systems design and implementation services during the fiscal year ended December 31, 2001.

ALL OTHER FEES. All other fees to be paid for services rendered in 2001 by Hacker, Johnson & Smith, P.A., will be $3,000.

                        COMMITTEE REPORT ON COMPENSATION
                        --------------------------------

Our Executive Committee, which is responsible for administering our compensation policies, presents the following report on compensation for our executive officers. Actual compensation during 2001 for our Chief Executive Officer ("CEO") and for two additional officers is shown in the Summary Compensation Table and other tables following this report.

PHILOSOPHY. Our compensation structure is intended to provide a compensation package that will attract, motivate and retain qualified executives, ensure a compensation mix that focuses executive behavior on the fulfillment of annual and long-term business objectives, and create a sense of ownership that causes executive decisions to be aligned with the best interests of our shareholders. The components of compensation for senior management are base salary, annual bonus, and stock options.

SALARY. Base salary is assigned to positions based on job responsibilities, sustained performance, and a periodic informal review of base salary practices for comparable positions at similar community banking companies. Our CEO recommends (except with respect to his own salary), and the Executive Committee approves, salary adjustments for executive officers based on achievement of specific annual performance goals, including personal, departmental, and our overall goals, depending upon each officer's specific job responsibilities. The Executive Committee and the CEO also use their subjective judgment to consider such criteria as the executive's knowledge of and importance to our business, accomplishment of the tasks for which he was responsible, professional growth and potential, the informal review of salary increases at similar community banking companies, and our financial performance in making salary decisions. No particular weighting is applied to these factors.

ANNUAL BONUS. In determining the amount of any cash bonus for officers and key employees, the Executive Committee considered in 2001 our financial performance compared to our forecasts, our operational progress, the Executive Committee's subjective judgment of the individual's contribution to our progress, our financial resources, and the individual's salary.

LONG-TERM INCENTIVES. Under our Plan, we have granted options to our officers and key employees. The Plan is designed to advance our best interests by providing long-term incentives to participants. Because awards of options are keyed to the market value of our stock at the time of grant, the future value of those awards is entirely dependent on increases in the market value of our stock. In making stock option grants, the Executive Committee considers, without applying any particular weighting, the recommendations of senior management regarding the size of the grants, the limited number of options currently available under our Plan, the number of options needed to entice a new key employee to join the Bank, and the importance of providing long-term incentives to eligible employees and directors.

The Executive Committee has formed a subcommittee consisting of Messrs. Mills, Roller, and Schwenck to study the possible adoption of a formal compensation plan for all employees, including a formal incentive plan for executives. In 2001, the subcommittee proposed, and the Board adopted, an incentive plan for all employees and executive officers other than Mr. Pomar. Under the incentive plan which is modeled on a profit-sharing program, if we meet or exceed our budget, eligible employees receive one week's salary as a bonus. In 2001, no bonuses were awarded under this plan.

CHIEF EXECUTIVE OFFICER COMPENSATION. Under our employment agreement with Gilbert J. Pomar, III, he became the Bank's President on March 10, 1999, at a salary of $120,000. He has since been promoted to become our CEO, among other offices. Mr. Pomar's base salary was increased to $126,000 in March 2000. The Executive Committee increased Mr. Pomar's salary to $131,000 in March 2001 based on the same factors it considers in making salary adjustments for other executives, as described above.

In 2001, based on Mr. Pomar's performance in 2000, the Executive Committee recommended and the Board approved payment of a $30,000 bonus to Mr. Pomar. In 2002, the Executive Committee recommended and the Board approved a payment of $30,000 for Mr. Pomar's performance in 2001. This cash bonus amount was determined based on the following factors, without any particular weighting: the bonus percentage agreed to in principle in Mr. Pomar's employment agreement, our growth and progress in 2001, the amount needed to retain an executive with Mr. Pomar's experience and qualifications, and the Committee's subjective determination of Mr. Pomar's contribution to our progress, including his high community involvement and ability to attract high caliber personnel.

The Executive Committee did not consider granting any additional options to Mr. Pomar in 2001 due to the limited number of options currently available under our Plan and the size of the option grant made to Mr. Pomar when he joined the Company.

Mr. Pomar did not participate in any Executive Committee discussions or decisions regarding his compensation. The Executive Committee will consider any federal income tax limitations on the deductibility of executive compensation in reaching compensation decisions and will seek shareholder approval when necessary to eliminate any limitations on deductibility.

D. Michael Carter, C.P.A.        Donald E. Roller
John C. Kowkabany                John W. Rose (Chairman)
R. C. Mills                      Price W. Schwenck
Gilbert J. Pomar, III


                             EXECUTIVE COMPENSATION
                             ----------------------
SUMMARY COMPENSATION TABLE(1)

                                                                                              LONG TERM COMPENSATION
                                                                                         --------------------------------
                                                              ANNUAL COMPENSATION           AWARDS           PAYOUTS
                                                           --------------------------    ---------------   --------------
                                                                                           SECURITIES        ALL OTHER
                                                                                           UNDERLYING       COMPENSATION
   NAME AND PRINCIPAL POSITION                   YEAR       SALARY ($)      BONUS ($)    OPTIONS/SARS(#)        ($)
-------------------------------------------------------------------------------------------------------------------------
Gilbert J. Pomar, III, President and Chief       2001       130,167         30,000               0            15,695 (2)
Executive Officer (3)                            2000       125,000         35,000               0             9,700
                                                 1999        94,913         50,000          30,000             3,744

Scott M. Hall, Executive Vice President and      2001       100,416              0               0            10,428 (2)
Senior Loan Officer of the Bank (3)              2000        94,667         20,000               0             6,880
                                                 1999        53,364              0          12,500             3,080

Cheryl L. Whalen, Executive Vice President       2001       100,416              0               0            10,721 (2)
and Chief Financial Officer (3)                  2000        94,667              0               0            11,509
                                                 1999        73,051         15,000          12,500             3,540

(1) COLUMNS RELATING TO "OTHER ANNUAL COMPENSATION", "RESTRICTED STOCK AWARDS", AND "LTIP PAYOUTS" HAVE BEEN DELETED BECAUSE NO COMPENSATION REQUIRED TO BE REPORTED IN SUCH COLUMNS WAS AWARDED TO, EARNED BY, OR PAID TO THE NAMED EXECUTIVES DURING THE PERIODS COVERED BY SUCH COLUMNS. NON-CASH PERQUISITES ARE NOT DISCLOSED IN THIS TABLE BECAUSE THE AGGREGATE VALUE DOES NOT EXCEED THE LESSER OF $50,000 OR 10% OF TOTAL ANNUAL SALARY AND BONUS.
(2) THE AMOUNTS SHOWN IN THE COLUMN FOR 2001 CONSIST OF THE FOLLOWING: OUR PAYMENT OF MEDICAL AND DENTAL INSURANCE PREMIUMS OF $2,088 FOR MR. POMAR; MATCHING CONTRIBUTIONS TO THE 401(K) PLAN OF $9,730-MR. POMAR, $6,274-MR. HALL, $6,290-MS. WHALEN; AND PAYMENT FOR ACCRUED, UNUSED VACATION OF $3,877-MR. POMAR, $4,154-MR. HALL, AND $4,431-MS. WHALEN.
(3) THE AMOUNTS SHOWN FOR 1999 REPRESENT PARTIAL YEAR COMPENSATION, AS ALL NAMED EXECUTIVE OFFICERS WERE HIRED IN 1999. THE DATES OF HIRE ARE AS
      FOLLOWS: MR. POMAR, MARCH 10, 1999; MR. HALL, MAY 22, 1999; AND MS. WHALEN, MARCH 2, 1999.

The foregoing table sets forth for the fiscal years ended December 31, 2001, 2000, and 1999, the cash compensation paid or accrued, as well as certain other compensation paid or accrued for those years, for services in all capacities to our CEO, our Chief Financial Officer, and the Senior Loan Officer of the Bank. Mr. Pomar joined the Bank as its President on March 10, 1999, and assumed the role of the Bank's CEO on June 14, 1999. He became President of the Company on July 20, 1999, and CEO of the Company on April 26, 2000. Scott M. Hall joined the Bank in May 1999, and served as Commercial Loan Officer of the Bank beginning in May 1999 and became Senior Loan Officer in September 1999.

AGGREGATE OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION VALUES

The following table sets forth information regarding stock options exercised in 2001 by each of the named executive officers and the value of the unexercised options held by these individuals as of December 31, 2001, based on the market value ($9.60) of the common stock on December 27, 2001, the last day in 2001 that trades in our common stock were reported on the OTC Bulletin Board.


                            Shares
                           Acquired                           Number of Securities         Value of Unexercised In
                          on Exercise       Value           Underlying Unexercised           The Money Options at
        Name                 (#)         Realized ($)         Options at 12/31/01                   12/31/01
------------------------  -----------  ---------------   -----------------------------   ----------------------------
                                                           Exercisable/Unexercisable       Exercisable/Unexercisable
                                                         -----------------------------   ----------------------------
Gilbert J. Pomar, III         0             $  0                20,000 / 10,000                  $ 0  / $ 0
Scott M. Hall                 0             $  0                 5,000 /  7,500                  $ 0  / $ 0
Cheryl L. Whalen              0             $  0                 5,000 /  7,500                  $ 0  / $ 0

EMPLOYMENT AGREEMENT

On March 3, 1999, we entered into an employment agreement with Mr. Pomar (the "Pomar Agreement") which provides that he will serve as the President of the Bank. The Pomar Agreement has a rolling one year term, ending no later than Mr. Pomar's 65th birthday. It provides for an annual base salary of $120,000 plus annual increases and participation in those stock option plans, stock ownership plans, profit sharing plans, and 401(k) plans made available to our employees and executives. Additionally, we pay Mr. Pomar's medical and dental insurance plan premiums. In his first year of employment, Mr. Pomar was eligible to receive an annual bonus in an amount up to 25% of his annual base salary subject to his meeting goals and objectives as determined by the Board. Mr. Pomar is also eligible to participate in any bonus plan we develop in the future. We also agreed to provide Mr. Pomar with a $25,000 signing bonus and a stock option grant depending upon proceeds from our initial public offering. The Pomar Agreement contains a six-month noncompetition provision against employment within the financial services industry with any person seeking to organize a financial institution in Duval or Clay counties.

If we terminate Mr. Pomar's employment for a reason other than for "just cause" (as defined in the Pomar Agreement), death or disability, or if Mr. Pomar terminates his employment for "good reason" (as defined in the Pomar Agreement), then we must pay Mr. Pomar an amount equal to his annual base salary and any bonus to which he would have been entitled under the Pomar Agreement. If Mr. Pomar's employment is terminated as a result of a "change in control" (as defined in the Pomar Agreement) or a change in control occurs within 12 months of his involuntary termination or termination for good reason, then Mr. Pomar is entitled to a severance payment equal to 2.99 times his current annual base salary plus any incentive compensation to which he was entitled under the Pomar Agreement. These payments will be made in substantially equal semi-monthly installments until paid in full. In addition, upon a change in control, all unvested options will become immediately vested on the day before the effective date of the change in control. Furthermore, unless Mr. Pomar is terminated for just cause, under certain banking regulatory requirements or under a termination of employment by Mr. Pomar for other than good reason, we are also required to maintain in full force and effect all employee benefit plans in which Mr. Pomar was participating before termination for the remainder of the Pomar Agreement or 12 months, whichever is shorter. The Pomar Agreement also contains provisions required under certain banking regulations that suspend or terminate the Pomar Agreement upon certain banking regulatory findings or actions.

                                PERFORMANCE GRAPH
                                -----------------

The SEC requires a five-year (or the period a company's stock has been publicly traded, if shorter) comparison of our stock price performance with both a broad equity market index and a published industry index or peer group. Our total return compared with the Russell 3000 Market Index and the Media General Regional Southeast Bank Stock Index since our common stock began trading on the OTC Bulletin Board is shown on the following graph. The Media General Regional Southeast Bank Stock Index includes 67 publicly held banks headquartered in the southeastern United States.

This graph assumes that $100 was invested on September 13, 1999, the date that our stock first traded on the OTC Bulletin Board, and all dividends were reinvested in our common stock and the other indices. Each of the indices is weighted on a market capitalization basis at the time of each reported data point.

                                 September 13, 1999    December 31, 1999   December 31, 2000   December 31, 2001
                                 ------------------    -----------------   -----------------   -----------------
Jacksonville Bancorp, Inc.             100                   90.48               83.33               91.43
Media General Regional
 Southeast Bank Stock Index            100                   92.13               94.06              118.29
Russell 3000 Index                     100                  112.75              103.13               90.10

                        COMPARE CUMULATIVE TOTAL RETURN
                       AMONG JACKSONVILLE BANCORP, INC.,
                     RUSSELL 3000 INDEX AND MG GROUP INDEX





                             [ PERFORMANCE GRAPH ]





         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
         --------------------------------------------------------------

The following table indicates the common stock beneficially owned by our executive officers and directors as of March 22, 2002. There are no persons, other than Melvin Gottlieb and R. C. Mills, known to us to beneficially own more than five percent of our common stock as of March 22, 2002.

                                                                           Amount and Nature
                                                                                   of               Percent of Shares of
                     Director or Executive Officer                        Beneficial Ownership          Common Stock
                                                                                   (1)                  Outstanding
      ---------------------------------------------------------------    -----------------------   ---------------------
      D. Michael Carter, C.P.A.                                                   33,718                    2.86%
      Melvin Gottlieb (2)                                                         63,293                    5.38%
      Scott M. Hall                                                                5,300                    0.45%
      James M. Healey                                                             42,943                    3.65%
      John C. Kowkabany                                                           37,243                    3.17%
      Rudolph A. Kraft                                                            40,768                    3.46%
      R. C. Mills (3)                                                             86,393                    7.30%
      Gilbert J. Pomar, III                                                       25,000                    2.10%
      Donald E. Roller                                                            47,393                    4.02%
      John W. Rose                                                                49,643                    4.21%
      John R. Schultz                                                             41,643                    3.54%
      Price W. Schwenck                                                           29,641                    2.53%
      Charles F. Spencer                                                          19,943                    1.70%
      Bennett A. Tavar                                                            40,743                    3.46%
      Cheryl L. Whalen                                                             5,330                    0.45%
      Gary L. Winfield, M.D                                                       33,393                    2.84%
      All  executive  officers and directors as a group (16 persons)             602,387                   45.98%

(1) UNDER THE RULES OF THE SEC, THE DETERMINATIONS OF "BENEFICIAL OWNERSHIP" OF OUR COMMON STOCK ARE BASED UPON RULE 13D-3 UNDER THE EXCHANGE ACT. UNDER THIS RULE, SHARES WILL BE DEEMED TO BE "BENEFICIALLY OWNED" WHERE A PERSON HAS, EITHER SOLELY OR WITH OTHERS, THE POWER TO VOTE OR TO DIRECT THE VOTING OF SHARES AND/OR THE POWER TO DISPOSE, OR TO DIRECT THE DISPOSITION OF SHARES, OR WHERE A PERSON HAS THE RIGHT TO ACQUIRE ANY SUCH POWER WITHIN 60 DAYS AFTER THE DATE SUCH BENEFICIAL OWNERSHIP IS DETERMINED. SHARES OF OUR COMMON STOCK THAT A BENEFICIAL OWNER HAS THE RIGHT TO ACQUIRE WITHIN 60 DAYS UNDER THE EXERCISE OF THE OPTIONS OR WARRANTS ARE DEEMED TO BE OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF SUCH OWNER BUT ARE NOT DEEMED OUTSTANDING FOR THE PURPOSE OF COMPUTING THE PERCENTAGE OWNERSHIP OF ANY OTHER PERSON. ALL AMOUNTS ARE DETERMINED AS OF MARCH 22, 2002, WHEN THERE WERE 1,169,086 SHARES OUTSTANDING. THE AMOUNTS SHOWN ABOVE INCLUDE 4,643 OPTIONS EXERCISABLE WITHIN 60 DAYS OF MARCH 22, 2002, FOR EACH DIRECTOR OTHER THAN MR. POMAR, WHOSE BENEFICIAL OWNERSHIP INCLUDES OPTIONS TO PURCHASE 20,000 SHARES, AND MR. SCHWENCK WHOSE BENEFICIAL OWNERSHIP INCLUDES OPTIONS TO PURCHASE 4,641 SHARES. THE AMOUNTS SHOWN FOR MR. HALL AND MS. WHALEN INCLUDE OPTIONS TO PURCHASE 5,000 SHARES, AND FOR ALL DIRECTORS AND OFFICERS AS A GROUP, OPTIONS TO PURCHASE 90,357 SHARES. THE AMOUNTS SHOWN ALSO INCLUDE WARRANTS TO PURCHASE SHARES OF COMMON STOCK FOR THE FOLLOWING
      DIRECTORS: MR. CARTER-4,525, MR. GOTTLIEB-3,600, MR. HEALEY-3,600, MR. KOWKABANY-2,450, MR. KRAFT-4,125, MR. MILLS-10,000, MR. ROLLER-5,000, MR. ROSE-5,000, MR. SCHULTZ-4,000, MR. SPENCER-100, MR. TAVAR-4,400, AND DR. WINFIELD-3,750. THE AMOUNT SHOWN FOR MR. SCHULTZ INCLUDES 5,000 SHARES OWNED BY THE SCHULTZ FOUNDATION. MR. SCHULTZ SERVES AS AN OFFICER AND DIRECTOR OF THE SCHULTZ FOUNDATION. UNLESS OTHERWISE NOTED, ALL SHARES ARE HELD DIRECTLY BY THE DIRECTOR OR EXECUTIVE OFFICER, OR IN SOME CASES BY THEIR FAMILY MEMBERS SHARING THE SAME HOUSEHOLD.
(2) MR. GOTTLIEB'S BUSINESS ADDRESS IS 4131 SUNBEAM ROAD, SUITE 250, JACKSONVILLE, FLORIDA 32257.
(3) MR. MILLS' BUSINESS ADDRESS IS 5000 SAWGRASS VILLAGE CIRCLE, SUITE 4, PONTE VEDRA BEACH, FLORIDA 32082.

           COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION
           -----------------------------------------------------------

Our CEO served on the Executive Committee, which handles all compensation matters for the Board. He did not participate in decisions regarding his own compensation.

During the last fiscal year, the Bank loaned funds to certain of our directors and their related interests in the ordinary course of business, on substantially the same terms as those prevailing at the time for comparable transactions with other customers, and which did not involve more than the normal risk of collectibility or present other unfavorable features.

             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
             -------------------------------------------------------

The Exchange Act requires our executive officers and directors, and any persons owning more than 10 percent of a class of our stock, to file certain reports on ownership and changes in ownership with the SEC. During 2001, our executive officers and directors, with the exception of Mr. Schwenck who filed one late report for one purchase of shares in our initial public offering, filed with the SEC on a timely basis all required reports relating to transactions involving our equity securities beneficially owned by them.

                    INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                    ----------------------------------------

The firm of Hacker, Johnson, & Smith, P.A., served as our independent accountants for the fiscal year ending December 31, 2001. Representatives of Hacker, Johnson, & Smith, P.A., who will be present at the Annual Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions. The Board of Directors has not formally acted on the selection of independent accountants for the fiscal year ending December 31, 2002.

                              SHAREHOLDER PROPOSALS
                              ---------------------

Shareholders who wish to include a proposal in our proxy statement and form of proxy relating to the 2003 Annual Meeting should deliver a written copy of their proposal to our principal executive offices no later than November 26, 2002. Proposals must comply with the SEC proxy rules relating to shareholder proposals in order to be included in our proxy materials. Except for shareholder proposals to be included in our proxy statement and form of proxy, the deadline for nominations for director and other proposals made by a shareholder is five days before the date of the 2003 Annual Meeting. We may solicit proxies in connection with next year's Annual Meeting which confer discretionary authority to vote on any shareholder proposals of which we do not receive notice by February 9, 2003. Proposals should be directed to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

      ANNUAL REPORT ON FORM 10-K; DELIVERY TO SHAREHOLDERS SHARING ADDRESS
      --------------------------------------------------------------------

We are providing a copy of our Annual Report to Shareholders on Form 10-K for the fiscal year ended December 31, 2001, simultaneously with delivery of this proxy statement. You may obtain additional copies of the Annual Report by writing to Cheryl L. Whalen, Corporate Secretary, Jacksonville Bancorp, Inc., P.O. Box 40466, Jacksonville, Florida, 32203-0466.

We are delivering only one proxy statement and Annual Report to multiple shareholders sharing an address unless we have received contrary instructions from one or more of the shareholders. We will promptly deliver upon written or oral request a separate copy of this proxy statement or the Annual Report to a shareholder at a shared address to which a single copy was sent. If you are a shareholder residing at a shared address and would like to request an additional copy of the proxy statement or Annual Report now or with respect to future mailings (or to request to receive only one copy of the proxy statement or Annual Report if you are currently receiving multiple copies), please send your request to Cheryl L. Whalen at the address noted above or call us at (904) 421-3040.

                                  OTHER MATTERS
                                  -------------

As of the date of this proxy statement, our Board of Directors does not anticipate that other matters will be brought before the Annual Meeting. If, however, other matters are properly brought before the Annual Meeting, the persons appointed as proxies will have the discretion to vote or act thereon according to their best judgment.



                              COST OF SOLICITATION
                              --------------------

We will bear the cost of solicitation of proxies, including expenses in connection with the preparation and mailing of this proxy statement. We will solicit primarily through the mail, and our officers, directors, and employees may solicit by personal interview, telephone, facsimile, or e-mail proxies. These people will not receive additional compensation for such solicitations, but we may reimburse them for their reasonable out-of-pocket expenses.

HOLDERS OF COMMON STOCK ARE REQUESTED TO COMPLETE, SIGN, AND DATE THE ACCOMPANYING PROXY CARD AND PROMPTLY RETURN IT TO OUR TRANSFER AGENT IN THE ENCLOSED ADDRESSED, POSTAGE PAID ENVELOPE.



Cheryl L. Whalen
Corporate Secretary
Dated: April 2, 2002

                           JACKSONVILLE BANCORP, INC.
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

I, the undersigned shareholder of Jacksonville Bancorp, Inc. (the "Company"), Jacksonville, Florida, do hereby nominate, constitute and appoint Cheryl L. Whalen and Scott M. Hall, or any one or more of them, my true and lawful proxy and attorney(s) with full power of substitution for me and in my name, place and stead, to represent and vote all of the common stock, par value $.01 per share, of the Company, held in my name on its books as of March 22, 2002, at the Annual Meeting of Shareholders to be held on Wednesday, April 24, 2002.


PROPOSAL 1.    Election of the following Directors:

  [ ]  FOR all nominees listed below (except as marked to the     [ ] WITHHOLD AUTHORITY to vote for all nominees listed below contrary below)
       Rudolph A. Kraft                                           (INSTRUCTION: To withhold authority to vote for any individual
       R. C. Mills                                                nominee, write the name(s) of such nominee(s) below.)
       Gilbert J. Pomar, III
       Donald E. Roller                                           ------------------------------ ----------------------------
       Charles F. Spencer                                         ------------------------------ ----------------------------

---------------------------------------------------------------------------------------------------------------------------------
                  THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES.
---------------------------------------------------------------------------------------------------------------------------------

PROPOSAL 2.    Adoption of an Amendment to the Stock Option Plan:

  [ ]  FOR adoption of the Amendment                              [ ] WITHHOLD AUTHORITY to vote for adoption of Amendment

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                 THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS A VOTE "FOR" THE ADOPTION OF THE AMENDMENT TO THE PLAN.
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       In their discretion, the proxies are authorized to vote upon such other business as may properly come before the
       Annual Meeting of Shareholders.

                                            IMPORTANT: PLEASE SIGN AND DATE ON REVERSE

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This proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the proxy will be voted
FOR Proposals 1 and 2. Should any other matter requiring a vote of the shareholders arise, the proxies named above are authorized to vote in accordance with their best judgment in the interest of the Company.

IMPORTANT: Please sign exactly as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign the full corporate name by president or other authorized officer. If a partnership, please sign in partnership name by authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED
ADDRESSED ENVELOPE OR OTHERWISE TO SunTrust Stock Transfer, P.O. Box 4625,
Atlanta, Georgia, 30302. IF YOU DO NOT SIGN AND RETURN A PROXY OR ATTEND THE
MEETING AND VOTE, YOUR SHARES CAN NOT BE VOTED.



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                                                                            Date


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                                                                       Signature


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                                                     Signature (if jointly held)


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                                                              Print Name(s) Here















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